Meade Instruments Corporation
6001 OAK CANYON, IRVINE, CALIFORNIA 92618-5200 U.S.A.
(949) 451-1450 ■ FAX: (949) 451-1460 ■ www.meade.com

March 29, 2006

Hummingbird Management LLC
460 Park Avenue — 12th Floor
New York, NY 10021
Attention: Mr. Paul Sonkin

Confidentiality Agreement

Ladies and Gentlemen:

Meade Instruments Corp. (“Meade” or the “Company”) has agreed to provide to Hummingbird Management, LLC (“Hummingbird”) or your affiliates certain “observation rights,” which shall be defined for the purposes hereof as providing to Hummingbird a copy of the regular monthly reporting packages provided to the members of the Company’s Board of Directors by management, including all amendments and updates thereto, commencing in March 2006. In addition, Meade’s management shall also provide Hummingbird with certain material communications it has with the Company’s Board of Directors. Meade and Hummingbird also agree that the definition of certain observation rights set forth above may be modified from time to time to include additional or reduced information and documentation as may be mutually agreed upon by the parties. These certain observation rights maybe terminated by either party upon 5 days written notice to the non-terminating party.

In connection with such certain observation rights and your ongoing discussions with our Board of Directors and management team concerning the business of Meade, you may be provided with access or otherwise become privy to certain non-public information about the properties, finances, strategies, forecasts, businesses and operations of the Company. All information about the Company furnished by us or our Representatives (as defined below), whether furnished on or after the date hereof, whether oral or written, and regardless of the manner or form in which it is furnished, is referred to in this Confidentiality Agreement as “Confidential Information.” Confidential Information also includes all notes, analyses, compilations, studies, forecasts, interpretations or other documents prepared by you or your Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to you or your Representatives by us or our Representatives as contemplated herein. Confidential Information does not include, however, information which (a) is or becomes generally available to the public other than as a result of a disclosure by you or your Representatives in violation of this Confidentiality Agreement or other obligation of confidentiality, (b) was available to you on a nonconfidential basis prior to its disclosure by us or our Representatives, or (c) becomes available to you on a nonconfidential basis from a person (other than us or our Representatives) who is not prohibited from disclosing such information to you by a legal, contractual or fiduciary obligation to us or any Representative of ours, or (d) was independently developed by you without the use of any Confidential Information and without the participation of individuals who have access to Confidential Information. As used in this Confidentiality Agreement, the term “Representative” means, as to any person, such person’s affiliates and its and their controlling persons, directors, officers, employees, agents, advisors (including, without limitation, financial advisors, investment bankers, counsel and accountants) and such person’s financing sources. As used in this Confidentiality Agreement, the term “person” shall be broadly interpreted to include, without limitation, any corporation, company, partnership or other legal or business entity or any individual. As used in this Confidentiality Agreement, “Law” means any applicable law, regulation (including, without limitation, Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and any rule, regulation or policy statement of any organized securities exchange, market or automated quotation system on which any of our securities are listed or quoted) or valid legal process. As used in this Confidentiality Agreement, the term “you” means each of Paul D. Sonkin, Hummingbird Management, LLC Hummingbird Capital LLC, Hummingbird Value Fund, L.P., Hummingbird Microcap Value Fund, L.P., and Hummingbird Concentrated Fund, L.P.

Subject to the immediately succeeding paragraph, and unless otherwise agreed to in writing by us, you agree (a) except as required by Law, to keep confidential and not to disclose or reveal any Confidential Information to any person other than to your Representatives who are actively and directly participating in your evaluation of your investment in the Company or who otherwise need to know the Confidential Information for the purpose of evaluating your investment in the Company, (such Representatives being collectively referred to herein as “Qualified Representatives”), (b) not to use Confidential Information for any purpose other than in connection with your evaluation of your investment in the Company, and (c) except as required by Law, not to disclose to any person (other than to your Qualified Representatives) any information about your discussions with the Company. You acknowledge that you shall be responsible for any breach of the terms of this Confidentiality Agreement by you or your Qualified Representatives and you agree, at your sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain your Qualified Representatives from prohibited or unauthorized disclosure or use of the Confidential Information.

In the event that you or any of your Qualified Representatives are requested pursuant to, or required by, Law to disclose any Confidential Information, you agree that you will provide us with prompt notice of such request or requirement in order to enable us to seek, at our sole expense, an appropriate protective order or other remedy (and if we seek such an order, you will provide such cooperation as we shall reasonably request), to consult with you with respect to our taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of this Confidentiality Agreement. In the event that such protective order or other remedy is not obtained, or we waive compliance, in whole or in part, with the terms of this Confidentiality Agreement, you or your Qualified Representative will disclose only that portion of the Confidential Information that is legally required to be disclosed and will use your good faith efforts to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

You acknowledge that none of the Company or its Representatives and none of the respective officers, directors, employees, agents or controlling persons of the Company’s Representatives makes any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and you agree that none of such persons shall have any liability to you or any of your Representatives relating to or arising from your or their use of any Confidential Information or for any errors therein or omissions therefrom. You also agree that you are not entitled to rely on the completeness or accuracy of any Confidential Information.

You further acknowledge that you are aware and that your Qualified Representatives have been advised that the United States securities laws may prohibit any person having material non-public information about a company from purchasing or selling securities of that company. The Company hereby acknowledges that none of the provisions in this Confidentiality Agreement shall in any way limit Hummingbird and its affiliates’ activities in its ordinary course of businesses if such activities will not violate any Law or the obligations specifically agreed to under this Confidentiality Agreement.

Notwithstanding any other provision contained in this Confidentiality Agreement, it is understood and agreed that all obligations imposed under this Confidentiality Agreement with respect to the confidentiality and use of the Confidential Information shall expire on the date which is three (3) years from the date upon which you or any of your Representatives last receives Confidential Information from the Company; provided, however, that you shall have the right to stop receiving Confidential Information which is subject to the provisions hereof at anytime by giving written notice to the Company.

It is understood and agreed that money damages would be an insufficient remedy for any actual or threatened breach of this Confidentiality Agreement by you or your Representatives and that without prejudice to the rights and remedies otherwise available to us, we shall be entitled to seek equitable relief by way of injunction, specific performance or otherwise, without proof of actual damages, if you or any of your Representatives breach or threaten to breach any of the provisions of this Confidentiality Agreement.

It is further understood and agreed that no failure or delay by us in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

This Confidentiality Agreement shall be governed by and construed in accordance with the laws of the State of California. You hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California and the United States of America, in each case located in the County of Los Angeles, for any actions, suits or proceedings arising out of or relating to this Confidentiality Agreement and the transactions contemplated hereby (and you agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by United States registered mail to your address set forth above shall be effective service of process for any action, suit or proceeding brought against you in any such court. You hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Confidentiality Agreement or the transactions contemplated hereby, in the courts of the State of California and the United States of America, in each case located in the County of Los Angeles, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Any assignment of this Confidentiality Agreement by you without our prior written consent shall be void.

If any term or other provision of this Confidentiality Agreement is invalid, illegal or incapable of being enforced under any law or public policy, all other terms and provisions of this Confidentiality Agreement shall nevertheless remain in full force and effect. If any term or provision of this Confidentiality Agreement is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the parties contemplate that the court making such determination shall reduce such extent, duration, scope or other provision and enforce them in their reduced form for all purposes contemplated by this Confidentiality Agreement.

This Confidentiality Agreement contains the entire agreement between you and us concerning Confidential Information, and supersedes in its entirety that certain confidentiality agreement, dated December 14, 2005 between the Company and you, which is hereby terminated and of no further force or effect. No modification of this Confidentiality Agreement or waiver of the terms and conditions hereof shall be binding upon you or us, unless approved in writing by you and us.

Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this Confidentiality Agreement enclosed herewith.

MEADE INSTRUMENTS CORP.

BY: /s/ Mark D. Peterson

Name: Mark D. Peterson Title: Senior Vice President and General Counsel

Accepted and Agreed as of

the date first written above:

/s/ Paul D. Sonkin
PAUL D. SONKIN

HUMMINGBIRD MANAGEMENT LLC

By:	/s/ Paul D. Sonkin

Name: Paul D. Sonkin Title: Managing Member